RULE 497(e)
                                                                        33-69686
                                                                        811-8064


                             THE MONTGOMERY FUNDS II

                      Supplement dated August 27, 1998, to

                                   Prospectus
                               dated June 30, 1998


For investors or prospective investors in Montgomery Global Long-Short Fund and/or Montgomery Emerging Markets Focus Fund:


Effective September 30, 1998, the initial sales loads, shown on page 8 of the Prospectus, for Class A shares of each Fund will be as follows:

----------------------------------------------------------------------------------------------------------------
INVESTMENT                                   AS A PERCENTAGE OF   AS A PERCENTAGE OF   DEALER REALLOWANCE AS A
                                               OFFERING PRICE       NET INVESTMENT     PERCENTAGE OF OFFERING
                                                                                                PRICE
----------------------------------------------------------------------------------------------------------------
Less than $50,000                                  5.50%                5.82%                   5.00%
----------------------------------------------------------------------------------------------------------------
$50,000 or more, but less than $100,000            4.50%                4.71%                   4.00%
----------------------------------------------------------------------------------------------------------------
$100,000 or more, but less than $250,000           3.50%                3.63%                   3.00%
----------------------------------------------------------------------------------------------------------------
$250,000 or more, but less than $500,000           2.50%                2.56%                   2.00%
----------------------------------------------------------------------------------------------------------------
$500,000 or more, but less than $1,000,000         2.00%                2.04%                   1.75%
----------------------------------------------------------------------------------------------------------------
$1,000,000 or more*                                0.00%                0.00%                   0.00%
----------------------------------------------------------------------------------------------------------------

* The Manager may pay a dealer reallowance on purchases of $1 million or more during a 13-month period. The dealer reallowance, as a percentage of offering price, is as follows: 1.00% on purchases between $1 million and $2 million; plus 0.80% on the amount between $2 million and $3 million; plus 0.50% on the amount between $3 million and $50 million; plus 0.25% on the amount between $50 million and $100 million; plus 0.15% of the amount exceeding $100 million. Class A shares that (i) were not purchased through certain fee-based programs or (ii) were not subject to an initial sales charge or CDSC will be subject to a redemption fee of 1.00% on amounts redeemed within the first year of purchase.

Furthermore, all references in the Prospectus to sales charge reductions for purchases of $25,000 or more are hereby changed to indicate that those reductions will apply to purchases of $50,000 or more.